068 P1 03/18

SUPPLEMENT DATED MARCH 20, 2018

TO THE prospectus dated OCTOBER 1, 2017

OF

Franklin K2 Alternative STRATEGIES FUND

(Franklin Alternative Strategies Funds)

The Prospectus is amended as follows:

For the “Fund Details—Management” section, the following information is inserted into the table on page 40:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Grantham, Mayo, Van Otterloo & Co. LLC	Global Macro	40 Rowes Wharf Boston, MA 02110
H2O AM LLP	Global Macro	10 Old Burlington Street London W1S 3AG

Please keep this supplement for future reference.

068 SA1 03/18

SUPPLEMENT DATED MARCH 20, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated October 1, 2017

OF

Franklin K2 alternative strategies Fund

(Franklin Alternative Strategies Funds)

The Statement of Additional Information is amended as follows:

I.        For the “Management and Other Services—Sub-Advisors” section, the following paragraphs are inserted in the section beginning on page 65:

Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, serves as a sub-adviser to a portion of the Fund’s portfolio.  GMO is a private investment firm that is substantially employee-owned, with no single person owning more than 25% of the firm’s voting interests.

H2O AM LLP (H2O), 10 Old Burlington Street, London, W1S 3AG, serves as a sub-advisor to a portion of the Fund’s portfolio. H2O is a wholly owned subsidiary of H2O AM Limited, which is a majority owned subsidiary of H2O AM Holding SA. H2O AM Holding SA is majority owned by Natixis Asset Management, with Bruno Crastes, Vincent Chailley, Jean-Noel Alba, and Marc Maudhuit each holding minority interests. Natixis Asset Management is 100% owned by Natixis Global Asset Management, which is 100% owned by Natixis. Natixis is majority owned by BPCE, a banking group in France.

II.        The following proxy voting policies for Grantham, Mayo, Van Otterloo & Co. LLC and H2O AM LLP are inserted to “Appendix A – Proxy Voting Policies and Procedures”:

Proxy Voting Policies and Procedures                                                  GMO LLC and related entities1

Adoption: June 15, 2007                                                                                       (collectively, “GMO”)

Last Revision: May 1, 2017

  I.            Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

 II.            Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

■          research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

■          ensure that proxies are voted and submitted in a timely manner;

■          handle other administrative functions of proxy voting;

■          maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

■          maintain records of votes cast; and

■          provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability Proxy Voting Guidelines, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current ISS Sustainability Proxy Voting Guidelines are available through ISS’ “Policy Gateway” at http://www.issgovernance.com. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit A and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit A. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit A to these Proxy Voting Policies and Procedures will be made available for clients.

1  Grantham, Mayo, Van Otterloo & Co. LLC, GMO Australia Limited, GMO Europe LLC, and GMO Singapore Pte. Ltd.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

III.            Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

■          Implementing and updating the applicable ISS Sustainability Proxy Voting Guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit A hereto;

■          Overseeing the proxy voting process; and

■          Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

IV.            Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

■          GMO has a business relationship or potential relationship with the issuer;

■          GMO has a business relationship with the proponent of the proxy proposal; or

■          GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit A (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

V.            Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

VI.            Special Procedures for Voting Shares of GMO Series Trust

GMO also serves as investment adviser for the GMO Series Trust family of registered mutual funds. Each series of GMO Series Trust is a “Feeder Fund” investing substantially of its assets in shares of a corresponding series of GMO Trust (each a “Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940 (the “1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, GMO will either (i) seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.

VII.            Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

■          a copy of these policies and procedures which shall be made available to clients, upon request;

■          a record of each vote cast (which ISS maintains on GMO’s behalf); and

■          each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VIII.            Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Exhibit A2

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

■          Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.

■          Vote AGAINST proposals to allow or make easier shareholder action by written consent.

Cumulative Voting

■          Vote FOR proposals to eliminate cumulative voting.

■          Vote AGAINST proposals to restore or provide for cumulative voting.

Incumbent Director Nominees

■          Vote WITH management’s recommendations regarding incumbent director nominees.

2  As amended February 2, 2009

H2O AM LLP

Voting Client Securities

H2O is generally responsible for voting proxies with respect to securities held in client accounts. H2O’s Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of its clients. As an investment adviser with a fiduciary responsibility to its clients, H2O generally seeks to vote proxies in a manner that maximizes the economic value of companies whose securities are held in client accounts for which H2O have been delegated voting discretion.

H2O benefits from the expertise of Natixis Asset Management (“NAM”) to affect proxy voting for clients. There are two teams within NAM responsible for the exercise of the voting rights. There is a Governance and Commitment team within financial research which defines the voting policy, analyses the resolutions, challenges the financial analysts and portfolio managers, talks to the concerned companies, and coordinates the voting policy for specific resolutions. The Middle Office Trade Processing team is in charge of processing the voting instructions with the relevant custodians.

Centralization makes it possible to control the enforcement of voting policy, as well as the geographic and quantitative coverage, or to intervene in case of any dysfunctions in the voting chain of events.

A Voting Committee that includes portfolio managers, the Chief Investment Officer for equities, the head of Socially Responsible Investment and the governance analysts meet to consider and decide on shareholder meetings which have been submitted to its authority.  If consensus cannot be achieved during the meeting, the final voting decision will be taken by the Chief Investment Officer.

H2O’s policy is in line with NAM’s policy is to exercise voting rights, unless otherwise decided according to specific criteria.  The selection criteria are geographically based and as follows:  in France, where NAM is based and has in depth coverage across the market, all voting rights are exercised.  In Europe (ex. France), Japan and the USA, there is a threshold of 0.01% of voting shares before rights are exercised.  For issues located in other countries, the threshold is 0.05%.  The thresholds shall be subject to periodic review and were updated as of January 1, 2017.

There also may be exceptions made where the investment process requires the securities to remain in the portfolio during the voting period, which could generate a prejudice for clients.

In most cases, all shares are voted. In some countries, however, the share-blocking period may put investors at a disadvantage by reducing the manager’s necessary room for maneuver.  Exceptionally, H2O may not be able to ensure effective voting for some or all of the position held in a specific company.

During the proxy voting process, H2O may be confronted with conflicts of interest, especially with entities within their group. To avoid such problems, a procedure allows analysts to alert lead portfolio managers in cases where conflicts of interest have been identified. Where such a situation arises, the following procedure is followed:

1.      The lead portfolio managers are warned that certain resolution(s) are in conflict with

H2O’s voting policy.

2.      An explanatory document is prepared.

3.      A meeting of the lead portfolio managers, the compliance and legal departments is organized.

4.      This committee of senior managers makes the final voting decision, but if the various parties cannot reach an agreement, the decision goes to a specific committee.

H2O has developed a voting policy which sets out in detail the Adviser’s policies about what considerations shall be involved in determining how the Adviser will vote, based on the facts and circumstances of each item put to proxy.

Please keep this supplement for future reference.